Exhibit 10.2

AMENDMENT NO. 1

TO

AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”) is made and entered into as of October 26, 2021 (the “Amendment Effective Date”), by and between CLAROS MORTGAGE TRUST, INC., a Maryland corporation (the “Company”), and CLAROS REIT MANAGEMENT LP, a Delaware limited partnership (together with its permitted assignees, the “Manager”) and amends that certain Amended and Restated Management Agreement, dated as of July 8, 2016 (the “Amended and Restated Management Agreement”), by and among the Company and the Manager. Capitalized terms used herein without definition have the meanings given to such terms in the Amended and Restated Management Agreement.

WHEREAS, the Company and the Manager desire to amend, in accordance with Section 26 of the Amended and Restated Management Agreement, certain provisions thereof as set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Amendment. The parties hereto agree that the definitions of “Key Persons” and “Key Person Event” are hereby replaced with the following:

“Key Persons” means Richard J. Mack, J. Michael McGillis, Kevin Cullinan, and Priyanka Garg.

“Key Person Event” means either (i) Richard J. Mack and J. Michael McGillis or (ii) one of (x) Richard J. Mack and J. Michael McGillis and one of (y) Kevin Cullinan or Priyanka Garg cease to be actively involved in the management and activities of the Manager, including the activities of the Manager under this Agreement, and suitable replacements for such Key Persons have not been identified by the Manager and approved by the Company within 30 days of the date on which such Key Persons ceased to be actively involved, which approval shall not be unreasonably withheld, conditioned or delayed, provided that, upon the occurrence of a Key Person Event, the investment, acquisition and disposition activities of the Company and the Subsidiaries (save in respect of Investments then under contract) shall cease until suitable replacements, if any, are approved by the Company; provided further that Robert S. Feidelson shall be deemed to be a suitable replacement for Richard J. Mack or J. Michael McGillis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CLAROS REIT MANAGEMENT LP

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

CLAROS MORTGAGE TRUST, INC.

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

[Signature Page for Amendment No. 1 to Amended and Restated Management Agreement]